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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): October 2, 2003




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                      0-21625                  41-1782300
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



          8091 Wallace Road, Eden Prairie, MN                55344
        (Address of principal executive offices)           (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) Exhibits

       99.1  Famous Dave's of America, Inc. Press Release dated October 2, 2003.

Item 12.  Results of Operations and Financial Condition.

            The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

            On October 2, 2003, Famous Dave's of America, Inc. issued a press release that included financial information for the third quarter of fiscal 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FAMOUS DAVE'S OF AMERICA, INC.


         Date: October 6,  2003             By: /s/ Kenneth Stanecki
                                                --------------------------------
                                                Name: Kenneth Stanecki
                                                Title: Chief Financial Officer